Exhibit 99(a)

News Release
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:	Trustco Bank	NASDAQ -- TRST

Contact:	Kevin T. Timmons
Vice President/Treasurer
(518) 381-3607

FOR IMMEDIATE RELEASE:

TrustCo Announces Second Quarter Earnings

Glenville, New York –July 22, 2013

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that net income rose to $9.8 million in the quarter ended June 30, 2013, up 7.7% from $9.1 million for the quarter ended June 30, 2012.  Second quarter net income is up 25.7% over the same period two years ago and 81.5% over the same period four years ago.

TrustCo saw continued strong loan growth in the second quarter of 2013 along with an encouraging shift toward core deposits.  Robert J. McCormick, President and Chief Executive Officer noted, “Our results for the first half of 2013 were solid both in terms of bottom line growth and in positioning our business for the balance of the year and beyond.  In addition to the gain in net income, we continue to add profitable customer relationships on both the loan and deposit sides of the Bank.  As we have noted, our highly liquid balance sheet allows us to fund loan growth without having to overpay for deposits.  This enables us to manage our deposit mix during the last year; this should be a benefit going forward.  We look forward to the second half of 2013 with optimism, though we note that our industry continues to face challenges as the economy remains fragile and interest rate environment remains mixed.  We will continue to take advantage of opportunities as they are presented.”

Mr. McCormick also noted “We continue to see signs of economic improvement in the markets in which we operate, particularly Florida, although unemployment and other persistent issues continue to constrain any significant economic growth. We believe our long-term focus on traditional lending criteria and conservative balance sheet management has enabled us to maintain a strong balance sheet and continued profitability.  As a result, we have been able to focus on conducting business, which has significantly enhanced our reputation and put us in a position to take advantage of changes in market and competitive conditions.”

Page | 4

Return on average assets and return on average equity were 0.88% and 10.83%, respectively for the second quarter of 2013, compared to 0.83% and 10.49% for the second quarter of 2012.  Earnings per share were $0.104 for the second quarter of 2013, up 7.1% from $0.097 for the second quarter of 2012.  For the first half of 2013, TrustCo earned $18.9 million or $0.201 per share, compared to $18.0 million or $0.192 per share in the first half of 2012.

On a year-over-year basis, average loans were up $186.1 million in the second quarter of 2013, over the same period in 2012.  Average deposits were actually down a nominal $3.4 million over the same period, but the deposit mix changed in a favorable way.  Average core deposits were up $217.9 million, offset by a $221.3 million decline in time deposits.  Core deposits typically represent longer term customer relationships and are generally lower cost than time deposits.  Mr. McCormick noted that, “The year-over-year growth of our loans and the shift in our deposit base reflects the long term strategic focus of the Company.

While some banks have backed away from branches, a customer friendly branch franchise continues to be the key to our long term plans.  We recently celebrated the ten year anniversary of our expansion program, and have made significant progress expanding loans and deposits through our branches.  We expect that trend to continue as the new branches continue to grow.  We also note we have always designed our branches to be smaller, more cost effective than those built by many of our competitors, we have utilized open floor plans that help maximize the value of our branches.  We remain mindful that fully achieving our goals for our newer branches will take time and continued hard work.  We believe our success in growing customer relationships provides the basic building blocks that will help drive profit growth over the coming years.”

Asset quality, reserve coverage of nonperforming loans (NPLs) and reserve coverage of net charge-offs all improved from December 31, 2012 to June 30, 2013.  NPLs declined to $43.4 million at June 30, 2013, compared to $52.7 million at December 31, 2012 and nonperforming assets (NPAs) declined to $53.8 million from $61.4 million over the same period.   NPLs were equal to 1.57% of total loans at quarter-end, compared to 1.96% at year-end.  For the second quarter of 2013 the allowance covered annualized second quarter net charge-offs by 5.8 times, compared to an annualized 3.4 times for the second quarter of 2012.  The coverage ratio, or allowance for loan losses to NPLs, was 109.5% at June 30, 2013, compared to 91.0% at December 31, 2012.  Overall, every asset quality indicator improved during the second quarter of 2013.  Contributing to these improvements was the sale of 17 nonperforming residential loans with total net principal balances of $855 thousand for a gain of $50 thousand.

The net interest margin for the second quarter of 2013 was 3.10%, compared to 3.16% in the second quarter of 2012.

At June 30, 2013 the tangible equity ratio was 7.83% compared to 7.90% at June 30, 2012 and 8.17% at March 31, 2013.  Tangible book value per share ended the second quarter at $3.69 compared to $3.73 in the year-ago period.

Page | 5

TrustCo Bank Corp NY is a $4.4 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 138 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at June 30, 2013.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss second quarter 2013 results will be held at 9:00 a.m. Eastern Time on July 23, 2013.  Those wishing to participate in the call may dial toll-free 1-888-317-6016.  International callers must dial + 1-412-317-6016.   A replay of the call will be available until October 23, 2013 by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10031252. The call will also be audio webcast at: http://services.choruscall.com/links/trst130723.html, and will be available until July 23, 2014.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” may include statements regarding future events or performance and statements regarding TrustCo’s ability to offer and sell securities under its shelf registration statement. Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement: credit risk, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, competition, the effect of changes in financial services laws and regulations (including laws concerning taxation, banking and securities), real estate and collateral values, changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board; changes in local market areas and general business and economic trends and the matters described under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2012, as amended, and in our subsequent securities filings.

Page | 6

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	06/30/13		03/31/13		06/30/12
Summary of operations
Net interest income (TE)	$33,630		33,707		33,993
Provision for loan losses	2,000		2,000		3,000
Net securities transactions	1,432		2		55
Noninterest income	4,484		4,590		4,522
Noninterest expense	21,869		21,557		21,049
Net income	9,763		9,168		9,066

Per common share
Net income per share:
- Basic	$0.104		0.097		0.097
- Diluted	$0.104		0.097		0.097
Cash dividends	0.066		0.066		0.066
Tangible Book value at period end	3.69		3.83		3.73
Market price at period end	5.44		5.58		5.46

At period end
Full time equivalent employees	710		761		742
Full service banking offices	138		138		137

Performance ratios
Return on average assets	0.88%		0.86		0.83
Return on average equity	10.83		10.35		10.49
Efficiency (1)	53.51		54.33		52.92
Net interest spread (TE)	3.04		3.13		3.09
Net interest margin (TE)	3.10		3.19		3.16
Dividend payout ratio	63.33		67.33		67.80

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	7.83		8.17		7.90

Asset quality analysis at period end
Nonperforming loans to total loans	1.57		1.84		2.01
Nonperforming assets to total assets	1.21		1.35		1.25
Allowance for loan losses to total loans	1.72		1.76		1.88
Coverage ratio (3)	1.1	x	1.0	x	0.9	X

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(2)	The tangible equity ratio excludes $553,000 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.

Page | 7

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Six Months Ended
	06/30/13	06/30/12
Summary of operations
Net interest income (TE)	$67,337	67,630
Provision for loan losses	4,000	6,100
Net securities transactions	1,434	732
Noninterest income	9,074	8,854
Noninterest expense	43,426	42,184
Net income	18,931	17,975

Per common share
Net income per share:
- Basic	$0.201	0.192
- Diluted	0.201	0.192
Cash dividends	0.131	0.131
Tangible Book value at period end	3.69	3.73
Market price at period end	5.44	5.58

Performance ratios
Return on average assets	0.87%	0.84
Return on average equity	10.60	10.47
Efficiency (1)	53.92	53.02
Net interest spread (TE)	3.09	3.11
Net interest margin (TE)	3.15	3.19
Dividend payout ratio	65.27	68.35

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).

TE = Taxable equivalent.

Page | 8

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Interest and dividend income:
Interest and fees on loans	$31,639	31,481	31,776	32,103	32,277
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	627	816	1,191	1,996	2,606
State and political subdivisions	148	191	295	340	368
Mortgage-backed securities and collateralized mortgage obligations-residential	2,701	2,769	2,237	2,003	1,364
Corporate bonds	233	218	232	529	648
Small Business Administration-guaranteed participation securities	564	496	276	43	-
Mortgage-backed securities and collateralized mortgage obligations-commercial	38	29	-	-	-
Other securities	3	5	5	4	5
Total interest and dividends on securities available for sale	4,314	4,524	4,236	4,915	4,991

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	716	789	823	976	1,198
Corporate bonds	214	312	385	385	387
Total interest on held to maturity securities	930	1,101	1,208	1,361	1,585

Federal Reserve Bank and Federal Home Loan Bank stock	121	119	127	120	149

Interest on federal funds sold and other short-term investments	327	245	265	258	299
Total interest income	37,331	37,470	37,612	38,757	39,301

Interest expense:
Interest on deposits:
Interest-bearing checking	82	80	80	79	78
Savings	829	916	921	870	979
Money market deposit accounts	630	685	703	673	770
Time deposits	1,883	1,820	1,967	2,629	3,230
Interest on short-term borrowings	367	364	361	348	378
Total interest expense	3,791	3,865	4,032	4,599	5,435

Net interest income	33,540	33,605	33,580	34,158	33,866

Provision for loan losses	2,000	2,000	3,000	2,900	3,000
Net interest income after provision for loan losses	31,540	31,605	30,580	31,258	30,866

Noninterest income:
Trustco Financial Services income	1,287	1,421	1,815	1,145	1,407
Fees for services to customers	2,968	2,887	3,386	3,234	2,939
Net gain on securities transactions	1,432	2	763	666	55
Other	229	282	197	172	176
Total noninterest income	5,916	4,592	6,161	5,217	4,577

Noninterest expenses:
Salaries and employee benefits	7,647	8,178	8,427	7,587	7,519
Net occupancy expense	3,910	4,053	3,889	3,756	3,817
Equipment expense	1,582	1,718	1,637	1,316	1,600
Professional services	1,565	1,420	1,458	1,657	1,489
Outsourced services	1,350	1,350	1,175	1,350	1,347
Advertising expense	714	730	1,037	935	1,060
FDIC and other insurance	1,004	1,010	1,007	983	953
Other real estate expense, net	1,473	749	375	1,210	665
Other	2,624	2,349	2,145	1,849	2,599
Total noninterest expenses	21,869	21,557	21,150	20,643	21,049

Income before taxes	15,587	14,640	15,591	15,832	14,394
Income taxes	5,824	5,472	5,785	6,079	5,328

Net income	$9,763	9,168	9,806	9,753	9,066
Net income per Common Share:
- Basic	$0.104	0.097	0.104	0.104	0.097

- Diluted	0.104	0.097	0.104	0.104	0.097

Average basic shares (thousands)	94,204	94,068	93,824	93,692	93,561
Average diluted shares (thousands)	94,211	94,073	93,828	93,700	93,562

Note: Taxable equivalent net interest income	$33,630	33,707	33,718	34,321	33,993

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Six Months Ended
	6/30/2013	6/30/2012

Interest and dividend income:
Interest and fees on loans	$63,120	64,702
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	1,443	4,910
State and political subdivisions	339	778
Mortgage-backed securities and collateralized mortgage obligations-residential	5,470	2,457
Corporate bonds	451	1,470
Small Business Administration-guaranteed participation securities	1,060	-
Mortgage-backed securities and collateralized mortgage obligations-commercial	67	-
Other securities	8	10
Total interest and dividends on securities available for sale	8,838	9,625

Interest on held to maturity securities:
U. S. government sponsored enterprises	-	25
Mortgage-backed securities-residential	1,505	2,488
Corporate bonds	526	896
Total interest on held to maturity securities	2,031	3,409

Federal Reserve Bank and Federal Home Loan Bank stock	240	239

Interest on federal funds sold and other short-term investments	572	619
Total interest income	74,801	78,594

Interest expense:
Interest on deposits:
Interest-bearing checking	162	156
Savings	1,745	2,081
Money market deposit accounts	1,315	1,693
Time deposits	3,703	6,648
Interest on short-term borrowings	731	766
Total interest expense	7,656	11,344

Net interest income	67,145	67,250

Provision for loan losses	4,000	6,100
Net interest income after provision for loan losses	63,145	61,150

Noninterest income:
Trust department income	2,708	2,801
Fees for services to customers	5,855	5,670
Net gain on securities transactions	1,434	732
Other	511	383
Total noninterest income	10,508	9,586

Noninterest expenses:
Salaries and employee benefits	15,825	15,262
Net occupancy expense	7,963	7,612
Equipment expense	3,300	3,120
Professional services	2,985	2,925
Outsourced services	2,700	2,597
Advertising expense	1,444	1,869
FDIC and other insurance	2,014	1,833
Other real estate expense, net	2,222	1,631
Other	4,973	5,335
Total noninterest expenses	43,426	42,184

Income before taxes	30,227	28,552
Income taxes	11,296	10,577

Net income	$18,931	17,975

Net income per Common Share:
- Basic	$0.201	0.192

- Diluted	0.201	0.192

Average basic shares (thousands)	94,134	93,503
Average diluted shares (thousands)	94,141	93,504

Note: Taxable equivalent net interest income	$67,337	67,630

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
ASSETS:

Cash and due from banks	$40,580	39,512	55,789	40,354	36,589
Federal funds sold and other short term investments	588,252	405,262	488,227	402,290	486,049
Total cash and cash equivalents	628,832	444,774	544,016	442,644	522,638

Securities available for sale:
U. S. government sponsored enterprises	188,133	263,165	263,108	427,798	643,189
States and political subdivisions	12,159	15,265	26,457	33,857	36,978
Mortgage-backed securities and collateralized mortgage obligations-residential	504,793	612,555	518,776	515,879	354,285
Corporate bonds	53,053	59,239	26,529	49,296	73,311
Small Business Administration-guaranteed participation securities	108,665	115,464	76,562	25,338	-
Mortgage-backed securities and collateralized mortgage obligations-commercial	10,725	11,136	-	-	-
Other securities	660	660	660	660	660
Total securities available for sale	878,188	1,077,484	912,092	1,052,828	1,108,423

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	88,852	98,038	108,471	120,877	133,562
Corporate bonds	9,937	19,935	34,955	35,074	35,193
Total held to maturity securities	98,789	117,973	143,426	155,951	168,755

Federal Reserve Bank and Federal Home Loan Bank stock	10,500	9,632	9,632	9,632	9,632

Loans:
Commercial	216,977	212,637	219,577	217,431	235,347
Residential mortgage loans	2,205,334	2,154,188	2,126,668	2,056,972	2,003,046
Home equity line of credit	334,571	332,111	333,909	327,083	317,157
Installment loans	5,544	4,831	4,579	4,455	4,071
Loans, net of deferred fees and costs	2,762,426	2,703,767	2,684,733	2,605,941	2,559,621
Less:
Allowance for loan losses	47,589	47,658	47,927	47,364	48,018
Net loans	2,714,837	2,656,109	2,636,806	2,558,577	2,511,603

Bank premises and equipment, net	38,301	35,787	36,239	37,251	37,868
Other assets	73,757	69,998	64,402	61,290	62,480

Total assets	$4,443,204	4,411,757	4,346,613	4,318,173	4,421,399

LIABILITIES:
Deposits:
Demand	$314,985	298,243	300,544	292,350	283,873
Interest-bearing checking	591,844	579,077	560,064	536,892	528,101
Savings accounts	1,228,281	1,213,226	1,198,517	1,167,927	1,122,208
Money market deposit accounts	634,804	656,577	667,589	668,064	644,627
Certificates of deposit (in denominations of $100,000 or more)	397,707	384,559	352,734	359,246	452,043
Other time accounts	725,255	725,998	724,745	751,974	867,798
Total deposits	3,892,876	3,857,680	3,804,193	3,776,453	3,898,650

Short-term borrowings	176,325	171,019	159,846	161,751	150,718
Accrued expenses and other liabilities	25,380	22,169	23,776	22,352	22,124

Total liabilities	4,094,581	4,050,868	3,987,815	3,960,556	4,071,492

SHAREHOLDERS' EQUITY:
Capital stock	98,912	98,912	98,912	98,912	98,912
Surplus	173,897	174,386	174,899	175,284	175,773
Undivided profits	138,953	135,373	132,378	128,750	125,153
Accumulated other comprehensive income (loss), net of tax	(16,831)	(169)	1,558	4,879	1,585
Treasury stock at cost	(46,308)	(47,613)	(48,949)	(50,208)	(51,516)

Total shareholders' equity	348,623	360,889	358,798	357,617	349,907

Total liabilities and shareholders' equity	$4,443,204	4,411,757	4,346,613	4,318,173	4,421,399

Outstanding shares (thousands)	94,204	94,071	93,935	93,807	93,674

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets
06/30/13	03/31/13	12/31/12	09/30/12	06/30/12
New York and other states*
Loans in nonaccrual status:
Commercial	$5,891	5,978	6,635	5,880	5,656
Real estate mortgage - 1 to 4 family	30,736	34,027	35,286	32,593	29,167
Installment	36	35	6	71	1
Total non-accrual loans	36,663	40,040	41,927	38,544	34,824
Other nonperforming real estate mortgages - 1 to 4 family	174	225	231	238	243
Total nonperforming loans	36,837	40,265	42,158	38,782	35,067
Other real estate owned	3,918	4,461	2,979	2,716	2,787
Total nonperforming assets	$40,755	44,726	45,137	41,498	37,854

Florida
Loans in nonaccrual status:
Commercial	$583	2,595	2,698	2,698	8,435
Real estate mortgage - 1 to 4 family	6,022	7,013	7,820	8,438	7,954
Installment	-	1	1	7	1
Total non-accrual loans	6,605	9,609	10,519	11,143	16,390
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	6,605	9,609	10,519	11,143	16,390
Other real estate owned	6,427	5,406	5,726	5,975	1,083
Total nonperforming assets	$13,032	15,015	16,245	17,118	17,473

Total
Loans in nonaccrual status:
Commercial	$6,474	8,573	9,333	8,578	14,091
Real estate mortgage - 1 to 4 family	36,758	41,040	43,106	41,031	37,121
Installment	36	36	7	78	2
Total non-accrual loans	43,268	49,649	52,446	49,687	51,214
Other nonperforming real estate mortgages - 1 to 4 family	174	225	231	238	243
Total nonperforming loans	43,442	49,874	52,677	49,925	51,457
Other real estate owned	10,345	9,867	8,705	8,691	3,870
Total nonperforming assets	$53,787	59,741	61,382	58,616	55,327

Quarterly Net Chargeoffs
06/30/13	03/31/13	12/31/12	09/30/12	06/30/12
New York and other states*
Commercial	$49	248	152	9	713
Real estate mortgage - 1 to 4 family	1,885	1,563	1,410	2,157	1,844
Installment	13	15	72	7	7
Total net chargeoffs	$1,947	1,826	1,634	2,173	2,564

Florida
Commercial	$(1)	99	(18)	736	288
Real estate mortgage - 1 to 4 family	123	344	810	644	665
Installment	-	-	12	1	-
Total net chargeoffs	$122	443	804	1,381	953

Total
Commercial	$48	347	134	745	1,001
Real estate mortgage - 1 to 4 family	2,008	1,907	2,220	2,801	2,509
Installment	13	15	84	8	7
Total net chargeoffs	$2,069	2,269	2,438	3,554	3,517

Asset Quality Ratios
06/30/13	03/31/13	12/31/12	09/30/12	06/30/12

Total nonperforming loans(1)	$43,442	49,874	52,677	49,925	51,457
Total nonperforming assets(1)	53,787	59,741	61,382	58,616	55,327
Total net chargeoffs(2)	2,069	2,269	2,438	3,554	3,517

Allowance for loan losses(1)	47,589	47,658	47,927	47,364	48,018

Nonperforming loans to total loans(1)	1.57%	1.84%	1.96%	1.92%	2.01%
Nonperforming assets to total assets(1)	1.21%	1.35%	1.41%	1.36%	1.25%
Allowance for loan losses to total loans(1)	1.72%	1.76%	1.79%	1.82%	1.88%
Coverage ratio(1)	109.5%	95.6%	91.0%	94.9%	93.3%
Annualized net chargeoffs to average loans(2)	0.30%	0.34%	0.37%	0.55%	0.55%
Allowance for loan losses to annualized net chargeoffs(2)	5.8	x	5.3	x	4.9	x	3.3	x	3.4	x

*	Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

Page | 12

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)	Three months ended			Three months ended
(Unaudited)	June 30, 2013			June 30, 2012
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$218,199	627	1.15%	$719,590	2,606	1.45%
Mortgage backed securities and collateralized mortgage obligations-residential	545,989	2,701	1.98	255,039	1,364	2.14
State and political subdivisions	13,098	231	7.05	36,730	489	5.33
Corporate bonds	54,724	233	1.70	77,020	648	3.37
Small Business Administration-guaranteed participation securities	114,760	564	1.97	-	-	0.00
Mortgage backed securities and collateralized mortgage obligations-commercial	11,136	38	1.36	-	-	0.00
Other	660	3	1.82	660	5	3.03

Total securities available for sale	958,566	4,397	1.83	1,089,039	5,112	1.88

Federal funds sold and other short-term Investments	529,672	327	0.25	489,228	299	0.25

Held to maturity securities:
Corporate bonds	13,947	214	6.14	35,251	387	4.39
Mortgage backed securities and collateralized mortgage obligations-residential	93,644	716	3.06	138,419	1,198	3.46

Total held to maturity securities	107,591	930	3.46	173,670	1,585	3.65

Federal Reserve Bank and Federal Home Loan Bank stock	10,434	121	4.64	9,432	149	6.32

Commercial loans	214,158	2,812	5.25	235,651	3,138	5.33
Residential mortgage loans	2,177,171	25,866	4.75	1,988,017	26,124	5.26
Home equity lines of credit	333,510	2,806	3.37	316,289	2,875	3.66
Installment loans	4,930	162	13.16	3,762	146	15.60

Loans, net of unearned income	2,729,769	31,646	4.64	2,543,719	32,283	5.08

Total interest earning assets	4,336,032	37,421	3.45	4,305,088	39,428	3.67

Allowance for loan losses	(48,298)			(49,386)
Cash & non-interest earning assets	146,387			138,964

Total assets	$4,434,121			$4,394,666

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$581,785	82	0.06%	$514,219	78	0.06%
Money market accounts	650,927	630	0.39	636,171	770	0.49
Savings	1,218,683	829	0.27	1,104,422	979	0.36
Time deposits	1,119,710	1,883	0.67	1,341,038	3,230	0.97

Total interest bearing deposits	3,571,105	3,424	0.38	3,595,850	5,057	0.57
Short-term borrowings	179,878	367	0.82	153,082	378	0.99

Total interest bearing liabilities	3,750,983	3,791	0.41	3,748,932	5,435	0.58

Demand deposits	301,123			279,761
Other liabilities	20,590			18,435
Shareholders' equity	361,425			347,538

Total liabilities and shareholders' equity	$4,434,121			$4,394,666

Net interest income , tax equivalent		33,630			33,993

Net interest spread			3.04%			3.09%

Net interest margin (net interest income to total interest earning assets)			3.10%			3.16%

Tax equivalent adjustment		(90)			(127)

Net interest income		33,540			33,866

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(dollars in thousands)	Six months ended			Six months ended
(Unaudited)	June 30, 2013			June 30, 2012
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$244,430	1,443	1.18%	$655,168	4,910	1.50%
Mortgage backed securities and collateralized mortgage obligations-residential	551,667	5,470	1.98	229,849	2,457	2.14
State and political subdivisions	15,812	516	6.53	38,371	1,092	5.69
Corporate bonds	51,061	451	1.76	85,094	1,470	3.46
Small Business Administration-guaranteed participation securities	107,263	1,060	1.98	-	-	0.00
Mortgage backed securities and collateralized mortgage obligations-commercial	9,764	67	1.37	-	-	0.00
Other	660	8	2.42	660	10	3.03

Total securities available for sale	980,657	9,015	1.84	1,009,142	9,939	1.97

Federal funds sold and other
short-term Investments	468,154	572	0.25	501,617	619	0.25

Held to maturity securities:
U. S. government sponsored enterprises	-	-	0.00	2,143	25	2.38
Corporate bonds	18,086	526	5.81	44,074	896	4.06
Mortgage backed securities and collateralized mortgage obligations-residential	98,598	1,505	3.05	140,783	2,488	3.53

Total held to maturity securities	116,684	2,031	3.48	187,000	3,409	3.65

Federal Reserve Bank and Federal Home Loan Bank stock	10,035	240	4.78	9,218	239	5.19

Commercial loans	215,178	5,659	5.26	238,460	6,501	5.45
Residential mortgage loans	2,156,733	51,550	4.79	1,975,333	52,236	5.30
Home equity lines of credit	333,472	5,606	3.39	315,644	5,740	3.66
Installment loans	4,730	320	13.65	3,688	291	15.87

Loans, net of unearned income	2,710,113	63,135	4.67	2,533,125	64,768	5.12

Total interest earning assets	4,285,643	74,993	3.51	4,240,102	78,974	3.73

Allowance for loan losses	(48,377)			(49,613)
Cash & non-interest earning assets	149,670			140,522

Total assets	$4,386,936			$4,331,011

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$567,261	162	0.06%	$498,290	156	0.06%
Money market accounts	655,027	1,315	0.40	634,032	1,693	0.54
Savings	1,211,173	1,745	0.29	1,062,010	2,081	0.39
Time deposits	1,104,379	3,703	0.68	1,353,072	6,648	0.99

Total interest bearing deposits	3,537,840	6,925	0.39	3,547,404	10,578	0.60
Short-term borrowings	174,001	731	0.85	149,283	766	1.03

Total interest bearing liabilities	3,711,841	7,656	0.42	3,696,687	11,344	0.62

Demand deposits	294,449			270,706
Other liabilities	20,339			18,333
Shareholders' equity	360,307			345,285

Total liabilities and shareholders' equity	$4,386,936			$4,331,011

Net interest income , tax equivalent		67,337			67,630

Net interest spread			3.09%			3.11%

Net interest margin (net interest income to total interest earning assets)			3.15%			3.19%

Tax equivalent adjustment		(192)			(380)

Net interest income		67,145			67,250

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Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to recurring revenue.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, which we refer to below as recurring expense, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on securities from this calculation, which we refer to below as recurring revenue.  We believe that this provides one reasonable measure of core expenses relative to core revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share and efficiency ratio to the underlying GAAP numbers is set forth below.

Non-GAAP Financial Measures Reconciliation

(dollars in thousands, except per share amounts)
(Unaudited)

	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12
Tangible Book Value Per Share

Equity	$348,623	360,889	358,798	357,617	349,907
Less: Intangible assets	553	553	553	553	553
Tangible equity	348,070	360,336	358,245	357,064	349,354

Shares outstanding	94,204	94,071	93,935	93,807	93,674
Tangible book value per share	3.69	3.83	3.81	3.81	3.73
Book value per share	3.70	3.84	3.82	3.81	3.74

Tangible Equity to Tangible Assets
Total Assets	4,443,204	4,411,757	4,346,613	4,318,173	4,421,399
Less: Intangible assets	553	553	553	553	553
Tangible assets	4,442,651	4,411,204	4,346,060	4,317,620	4,420,846

Tangible Equity to Tangible Assets	7.83%	8.17%	8.24%	8.27%	7.90%
Equity to Assets	7.85%	8.18%	8.25%	8.28%	7.91%

	3 Months Ended					6 Months Ended
Efficiency Ratio	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12

Net interest income (fully taxable equivalent)	$33,630	33,707	33,718	34,321	33,993	67,337	67,630
Non-interest income	5,916	4,592	6,161	5,217	4,577	10,508	9,586
Less: Net gain on securities	1,432	2	763	666	55	1,434	732
Recurring revenue	38,114	38,297	39,116	38,872	38,515	76,411	76,484

Total Noninterest expense	21,869	21,557	21,150	20,643	21,049	43,426	42,184
Less: Other real estate expense, net	1,473	749	375	1,210	665	2,222	1,631
Recurring expense	20,396	20,808	20,775	19,433	20,384	41,204	40,553

Efficiency Ratio	53.51%	54.33%	53.11%	49.99%	52.92%	53.92%	53.02%

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